Exhibit 32.1

CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Geospatial Corporation (the “Company”) for the year ended December 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Mark A Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016	By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	Chief Executive Officer